EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Marygold Companies, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2024, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Scott A. West, Principal Accounting Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2024

/s/ Scott A. West
Scott A. West
Principal Accounting Officer

A signed original of this written statement required by Section 906 has been provided to The Marygold Companies, Inc. and will be retained by The Marygold Companies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.